Equity investment	12 Months Ended
Dec. 31, 2011
Equity investment
7.	Equity investment

In 2009, Crosshair Energy Corporation (“Crosshair”), the other member of The Bootheel Project, LLC (the “Project”), completed its earn-in requirement by spending US$3.0 million and now has a 75% interest in the Project with the Company retaining the other 25%. From the date of the earn-in, Crosshair is now required to fund 75% of the Project’s expenditures and the Company the remaining 25%. As the Company is no longer the controlling member of the Project, the Project is now accounted for using the equity accounting method with the Company’s proportionate share of the Project’s loss included in the Statement of Operations from the date of earn-in and the Company’s net investment reflected on the Balance Sheet.

The Company elected to not participate financially in the exploration and operating expenses for the fiscal year ending March 31, 2012 as allowed for in the Project operating agreement. Under the terms of the agreement, if the expenditures for the Project equal or exceed 80% of the approved annual budget and the Company elects not to participate financially, the Company’s interest will be reduced proportionately based on cumulative contribution by each of the parties to the Project. As of December 31, 2011, the expenditures for the Project had not exceeded 80% of the approved annual budget. If the expenditures for the Project exceed the 80% threshold, the Company’s ownership share will be proportionately reduced to approximately 20% on March 31, 2012.

For the year-ended December 31, 2011, the Bootheel Project, LLC incurred US$1,160,335 amount of operating expenses and the Company recorded $310,941 as its share of the equity loss.